UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: February 28, 2008

(Date of earliest event reported)

WESTAFF, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction

of Incorporation)

000-24990	94-1266151
(Commission	(I.R.S. Employer
File Number)	Identification No.)

298 North Wiget Lane, Walnut Creek, CA 94598

(Address of Principal Executive Offices, including Zip Code)

(925) 930-5300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03                  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On February 28, 2008, Westaff (USA), Inc. (the “Borrower”), a wholly-owned subsidiary of Westaff, Inc. (the “Company”), was advanced credit in the form of letters of credit issued and loans advanced in an aggregate amount of approximately $29.6 million under the previously-announced Financing Agreement, dated as of February 14, 2008 (the “Financing Agreement”), among the Borrower, the Company, as parent guarantor, certain lenders party thereto (the “Lenders”) and U.S. Bank National Association, as agent for the Lenders and letter of credit issuer.  The Lenders under the Financing Agreement are Wells Fargo Bank, National Association and U.S. Bank National Association.  The Borrower used the proceeds from the extension of credit to repay amounts outstanding under the existing Multicurrency Credit Agreement, dated as of May 17, 2002, among the Company, the Borrower, certain other subsidiaries of the Company, certain lenders party thereto and General Electric Capital Corporation, as amended, to replace or cash collateralize letters of credit issued under such Multicurrency Credit Agreement, and for its working capital needs.  A description of the Financing Agreement was previously included in the Company’s Form 8-K filed on February 21, 2008, which is incorporated herein by reference.

Item 7.01                     Regulation FD Disclosure.

On March 4, 2008, the Company issued a press release announcing the extension of credit under the Financing Agreement.  A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information under Item 7.01 of this Current Report on Form 8-K (including Exhibit 99.1 hereto) is being “furnished” in accordance with General Instruction B.2. of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01.                                        Financial Statements and Exhibits.

(d)                             Exhibits

Exhibit No.	Description of Document

99.1	Press Release, dated March 4, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WESTAFF, INC.

By:	/s/ Dawn M. Jaffray
Dawn M. Jaffray
Senior Vice President and Chief
Financial Officer

Date: March 5, 2008

EXHIBIT INDEX

Exhibit No.	Description of Document

99.1	Press Release, dated March 4, 2008